UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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SPECTRASCIENCE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPECTRASCIENCE, INC.

11568-11 Sorrento Valley Road

San Diego, CA 92121

Ph: (858) 847-0200

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, AUGUST 21, 2014

To our Shareholders:

The 2014 Annual Meeting of the Shareholders (the “2014 Annual Meeting”) of SpectraScience, Inc. (the “Company”) will be held on Thursday, August 21, 2014, at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the 2014 Annual Meeting will begin at 9:45 a.m. Central Time (“CT”). The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT. The purposes of the 2014 Annual Meeting are to:

(1)	Elect six directors to our Board of Directors to serve until the next annual meeting of shareholders or until such time as their successors are elected and qualified;

(2)	Amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000, consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000;

(3) (4)	Ratify the 2011 Equity Incentive Plan: and Ratify the appointment of HJ Associates & Consultants LLP as the Company’s Independent Registered Public Accountant for 2014,

(5)	Transact such other business as may properly come before the 2014 Annual Meeting and any adjournment or postponement.

Any action may be taken on any one of the foregoing proposals at the 2014 Annual Meeting on the date specified above, or on any date or dates to which the 2014 Annual Meeting may be adjourned. The Board of Directors is not aware of any other business to come before the 2014 Annual Meeting. The foregoing proposals are described more fully in the enclosed proxy statement (the “Proxy Statement”). If you have any questions regarding the information contained in the Proxy Statement or regarding the completion of the enclosed proxy card or voting by internet or telephone, please call the Company at (858) 847-0200. If you need directions to the 2014 Annual Meeting, please call (612) 492-7000.

Only shareholders that were listed on the Company’s records at the close of business on Friday, July 11, 2014, the record date set by the Board of Directors for the meeting, are entitled to notice of the 2014 Annual Meeting and to vote at the 2014 Annual Meeting and any adjournments thereof.

All shareholders are cordially invited to attend the 2014 Annual Meeting in person. However, to assure the presence of a quorum, the Board of Directors requests all shareholders of record to promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or to vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the 2014 Annual Meeting. The proxy is revocable and will not be used if you attend and vote at the 2014 Annual Meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to insure a quorum. Please mail your executed proxy card to the Company’s proxy service provider in the enclosed envelope. No postage is required if mailed in the United States.

By order of the Board of Directors,

/s/ Michael P. Oliver

Michael P. Oliver

President and Chief Executive Officer

San Diego, California

July 21, 2014

Proxy Statement

2014 Annual Meeting of Shareholders

Thursday, August 21, 2014

10:00 a.m. CT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of SpectraScience, Inc., a Minnesota corporation (the “Company”), for use at the 2014 Annual Meeting of Shareholders of the Company to be held on Thursday, August 21, 2014 (the “2014 Annual Meeting”), and at any adjournment thereof. The 2014 Annual Meeting will be held at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the 2014 Annual Meeting will begin at approximately 9:45 a.m. Central Time (“CT”). The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT. This solicitation is being made by mail; however, the Company may also use its officers, directors, and employees (without providing them with additional compensation) to solicit proxies from shareholders in person or by telephone, facsimile or letter. Distribution of this Proxy Statement and the proxy card via U.S. Mail is scheduled to begin on or about July 21, 2014.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on August 21, 2014:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at

http://www.spectrascience.com/index.php/investors/meeting-materials

QUESTIONS AND ANSWERS ABOUT THE 2014 ANNUAL MEETING AND VOTING

Q:	Why did I receive this Proxy Statement?

A:	The Company is soliciting your proxy vote at the 2014 Annual Meeting because you owned of record one or more shares of common or preferred stock of the Company at the close of business on Friday, July 11, 2014, the record date for the meeting, and are therefore entitled to vote at the 2014 Annual Meeting.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Michael P. Oliver and Lowell Giffhorn, the proxies, the authority to vote your shares of common stock at the 2014 Annual Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the 2014 Annual Meeting, or any adjournments thereof.

Q:	When and where is the 2014 Annual Meeting?

A:	The 2014 Annual Meeting will be held on Thursday, August 21, 2014, at the law offices of Fredrikson & Byron, P.A., located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402. Registration for the meeting will begin at approximately 9:45 a.m. CT. The 2014 Annual Meeting will commence at approximately 10:00 a.m. CT.

Q:	What am I voting on?

A:	You are voting on the following matters:

•	Proposal 1 — The election of the six directors named in this Proxy Statement;
•	Proposal 2 — The amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000 consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000.

•	Proposal 3 —The ratification of the 2011 Equity Incentive Plan.
•	Proposal 4 — The ratification of the appointment of HJ Associates & Consultants LLP as the Company’s independent registered public accountant for 2014.

Q:	What does the Board recommend?

A:	The Board recommends a vote:

•	FOR the election of its six director nominees (see Proposal 1);

•	FOR the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000, consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000 (see Proposal 2);

•	FOR the ratification of the 2011 Equity Incentive Plan (see Proposal 3).
•	FOR the ratification of the appointment of HJ Associates & Consultants LLP as the Company’s independent registered public accountant for 2014 (see Proposal 4).

Q:	How many votes do I have?

A:	On any matter which may properly come before the 2014 Annual Meeting, each shareholder entitled to vote thereon will have one vote for each share of common or preferred stock owned of record by such shareholder as of the close of business on Friday, July 11, 2014.

Q:	How many shares of common stock may vote at the 2014 Annual Meeting?

A:	At the close of business on Friday, July 11, 2014, there were 167,953,254 outstanding shares of common stock and 3,085,000 shares of preferred stock, each of which class is entitled to one vote per share at the 2014 Annual Meeting. This means that there may be 171,038,254 votes on any matter presented at the 2014 Annual Meeting.

Q:	What vote is required to approve each of the Proposals?

A:	Proposal 1 – Election of Directors — With respect to the election of directors, the six nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented (in person or by proxy) at the 2014 Annual Meeting. Although directors are elected by plurality vote, the presence (in person or by proxy) of shareholders representing an aggregate of at least a majority of the issued and outstanding shares of capital stock is required to constitute a quorum for the election of directors.

Proposal 2 – Amendment of the Amended and Restated Articles of Incorporation to Increase the Number of Authorized Shares of Capital Stock— Provided a quorum of at least a majority of the issued and outstanding capital stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of capital stock represented at the 2014 Annual Meeting (whether in person or by proxy) will result in the shareholders’ approval of the amendment of the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000, consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000.

Proposal 3 – Ratification of the 2011 Equity Incentive Plan — Provided a quorum of at least a majority of the issued and outstanding capital stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of capital stock represented at the 2014 Annual Meeting (whether in person or by proxy) will result in the shareholders’ ratification of the 2011 Equity Incentive Plan.

Proposal 4 – Ratification of the Appointment of HJ Associates & Consultants LLP as the Company’s Independent Registered Public Accountant for 2014 — Provided a quorum of at least a majority of the issued and outstanding capital stock is present (in person or by proxy), the affirmative vote of the holders of a majority of the shares of capital stock represented at the 2014 Annual Meeting (whether in person or by proxy) will result in the shareholders’ ratification of the appointment of HJ Associates & Consultants LLP as the Company’s independent registered public accountant for 2014.

Q:	Do shareholders have cumulative voting rights?

A:	Shareholders do not have cumulative voting rights with respect to the election of directors or any other matter, which means that shareholders will not be able to cast all of their votes for a single director nominee.

Q:	What constitutes a quorum?

A:	Transaction of business may occur at the 2014 Annual Meeting if a quorum is present. The presence in person or by proxy of shareholders holding at least a majority of the issued and outstanding shares of capital stock is required to constitute a quorum. On Friday, July 11, 2014, the Company had 171,038,254 issued and outstanding shares of capital stock and, therefore, the presence of 85,519,128 shares will constitute a quorum for the transaction of business at the 2014 Annual Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the 2014 Annual Meeting. Broker non-votes and abstentions are also counted for the purpose of determining a quorum, as discussed below.

Q.	What is the effect of abstentions and withhold votes?

A:	You may either vote FOR or WITHHOLD authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. You may vote FOR, AGAINST or ABSTAIN on proposals 2, 3 and 4. If you abstain from voting on either proposal 2, 3 or 4, your shares will be deemed present but will not be deemed to have voted in favor of the proposal on which you abstained from voting. An abstention therefore has the same effect as a vote against the proposal.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR each director nominee and proposals 2, 3 and 4.

Q:	What is the effect of broker non-votes?

A:	Shares that are held by stock brokers in “street name” may be voted by the stock broker on “routine” matters, such as ratification of our independent registered public accounting firm. To vote on “non-routine” matters, the stockbroker must obtain shareholder direction. When the stockbroker does not vote the shares, the stock broker’s abstention is referred to as a “broker non-vote.”

Broker non-votes will be considered present for quorum purposes at the 2014 Annual Meeting. Brokers do not have discretion to vote shares for the election of directors, or any other non-routine matters that may be brought before the meeting. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals. Brokers will have discretion to vote on the ratification of HJ Associates & Consultants LLP as the Company’s independent registered public accounting firm for 2014 if you do not provide voting instructions.

Broker non-votes in connection with the election of directors are not deemed “votes cast,” and, since directors are elected by a plurality, will have no effect on the election.

Q:	How do I vote my shares?

A:	If you are a shareholder of record, you may vote your shares of common stock at the 2014 Annual Meeting using any of the following methods:

•	Proxy Card. The enclosed proxy card is a means by which a shareholder may authorize the voting of his, her, its or their shares of common stock at the 2014 Annual Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the 2014 Annual Meeting in accordance with the shareholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s proxy service provider, Broadridge Financial Solutions, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the Board of Director’s nominees for directors, FOR the amendment to the Articles of Incorporation to increase the number of authorized shares, FOR the ratification of the 2011 Equity Incentive Plan and FOR the ratification of the appointment of HJ Associates & Consultants LLP as the Company’s independent public accountant for 2014.

•	Internet — www.proxyvoe.com — If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

•	Telephone — 1-800-690-6903 — If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

•	In person at the 2014 Annual Meeting. All shareholders of record as of Friday, July 11, 2014 may vote in person at the 2014 Annual Meeting. Even if you plan to attend the 2014 Annual Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “shareholder of record,” if your shares are held in the name of a stockbroker, bank, trust or other nominee as a custodian, and this Proxy Statement and the accompanying Notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your stockbroker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the 2014 Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the 2014 Annual Meeting. No specific form of revocation is required. You may revoke your proxy by:

•	Voting in person at the 2014 Annual Meeting;

•	Returning a later-dated signed proxy card;

•	Entering a new vote by internet or telephone; or

•	Giving personal or written notice of the revocation to the Company’s Chief Financial Officer, Lowell Giffhorn, at the commencement of the 2014 Annual Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:	If you are a record holder and do not mark any choices for the election of directors on the proxy card, then the proxies solicited by the Board of Directors will be voted FOR the nominees recommended for election by the Board of Directors. You may wish to vote for less than six director candidates. In such case, your shares will only be voted for the director candidate(s) you have selected. If you mark contradicting choices on the proxy card, such as both FOR and WITHHOLD for a director candidate, your shares will not be voted with respect to the director candidate for which you marked contradicting choices.

If you are a record holder and do not mark a choice with respect to the approval of either proposal 2 or 3, then the proxies solicited by the Board of Directors will be voted FOR the approval of the proposal for which you did not mark a choice. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of the proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:	Who can attend the 2014 Annual Meeting?

A:	All shareholders of record as of the close of business on Friday, July 11, 2014 may attend the 2014 Annual Meeting. If you are not a shareholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	What is the record date for the 2014 Annual Meeting?

A:	The Board of Directors has fixed Friday, July 11, 2014, as the record date.

Q:	Who will count the votes?

A:	All proxies submitted to the Company will be tabulated by our proxy service provider, Broadridge Financial Solutions. All shares voted by shareholders of record present in person at the 2014 Annual Meeting will be tabulated by our Corporate Secretary or his designee.

Q:	Who is paying for this proxy solicitation?

A:	The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

Q:	How do I nominate a candidate for election as a director at next year’s Annual Meeting?

A:	Nominations for director are made by the Board of Directors. Shareholders may nominate a candidate for director for the 2015 Annual Meeting by following the procedures explained below in this Proxy Statement under the caption “CORPORATE GOVERNANCE - Selection of Director Nominees” and contained in the rules and regulations of the Securities and Exchange Commission.

Q:	What is a shareholder proposal?

A:	A shareholder proposal is your recommendation or requirement that the Company and/or the Board of Directors take action, which you intend to present at a meeting of the shareholders. Your proposal should state as clearly as possible the course of action that you believe the Company should follow. If your proposal is included in the Company’s Proxy Statement, then the Company must also provide the means for shareholders to vote on the matter via the proxy card. The deadlines and procedures for submitting shareholder proposals for the 2015 Annual Meeting are explained in the following question and answer. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Q:	When are shareholder proposals and director nominations due for the 2015 Annual Meeting?

A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals, including director nominations, must be submitted in writing to the Company no later than March 21, 2015 (approximately 120 days prior to the one year anniversary of the mailing of this Proxy Statement). The Company suggests that proposals for the 2015 Annual Meeting of Shareholders be submitted by certified mail, return receipt requested. The proposal must be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

Shareholders who intend to present a proposal or director nomination at the 2015 Annual Meeting of Shareholders without including such proposal or nomination in the Company’s proxy statement must deliver to the Company notice of such proposal no later than June 6, 2015 (approximately 45 days prior to the one year anniversary of the mailing of this Proxy Statement) in order for such proposal to be considered timely. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

PROPOSALS TO BE VOTED UPON

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of six directors. Six directors will be elected at the 2014 Annual Meeting to hold office until the 2015 Annual Meeting of Shareholders or until the successor of each shall be elected and qualified in accordance with the Company’s Bylaws. All six of the nominees named herein are presently serving as members of the Board of Directors. The Company has no reason to believe that any of the director nominees named below will be unable or unwilling to serve as director if elected. If for any reason any nominee withdraws or is unable to serve as director (neither of which is expected at this time), the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the size of the Board of Directors.

The six nominees receiving the greatest number of affirmative votes cast will be elected as directors. Except as otherwise directed on the proxy cards or by internet or telephone voting, the proxies will vote all valid proxies for the six nominees identified below.

Nominees for Election as Directors at the 2014 Annual Meeting

The Board of Directors has recommended the following persons as nominees for election as directors at the 2014 Annual Meeting:

Nominee Name	Age (as of Annual Meeting)	Year First Became a Director
Michael P. Oliver	65	2010
Mark McWilliams	57	2004
Sheldon L. Miller	78	2010
Stanley J. Pappelbaum, M.D.	76	2006
Chester E. Sievert, Jr.	62	2004
F. Duwaine Townsen	81	2009

Certain biographical information relating to each of the director nominees is set forth below:

Michael P. Oliver, President and Chief Executive Officer, Director, joined SpectraScience as President and Chief Executive Officer in November 2010, and was elected a director in February 2011. Prior to joining the Company and since 2007, Mr. Oliver was Executive Vice President for Worldwide Marketing and Business Development for Silicon Border Development, a privately owned developer of industrial properties for high technology companies. From 2004 to 2007, Mr. Oliver was a Senior Vice President at Thomas Group, a consultancy that specialized in operational improvement. From 1998 to 2003, Mr. Oliver was engaged as in a business development role with PricewaterhouseCoopers working with medical device and technology companies. From 1990 to 1998 Mr. Oliver was a member of four separate management teams that took struggling medical device companies, increased their revenues and profitability and sold them to strategic buyers. In those companies he served in the capacity of head of sales and marketing and, in two cases, had major operational responsibilities as well. He began his career with American Hospital Supply Corporation serving in a variety of sales, marketing and general management positions. Mr. Oliver received his MSA from George Washington University and his BS from the United States Naval Academy. The Board believes that Mr. Oliver’s experience in the medical device and technology industries, as well as his success in increasing revenues for medical device companies, make Mr. Oliver a valuable resource for the Board.

Mark McWilliams, Chairman of the Board. Since June 2007, Mr. McWilliams has served as the CEO of Medipacs, Inc., a development stage infusion pump company. Mr. McWilliams served as the interim Chief Executive Officer of the Company from October 2010 to November 2010. From December 2003 to November 2005, Mr. McWilliams was Director of Cell Imaging and Analysis at Beckman Coulter after the sale of Q3DM to Beckman in December 2003. He was President and Chief Executive Officer and Director of Q3DM, from October 2001 to December 2003, a life-sciences startup that raised several angel and venture capital funding rounds that was acquired by Beckman Coulter. Previously, he was founder and COO of Medication Delivery Devices (“MDD”), an alternate care infusion systems company that was acquired by Baxter Healthcare in 1996. Mr. McWilliams served as a VP of Research and Development at Baxter Healthcare for three years following the sale of MDD. Prior to MDD, he served as Product Development Manager at the founding of Block Medical where he was responsible for bringing the company’s first two FDA approved products rapidly to market. Block was sold to Hillenbrand Industries in 1991. He previously worked for Hughes Aircraft, Vacuum General and Martin Marietta. Mr. McWilliams brings his expertise in managing and growing small technology companies and his strong network of contacts within the medical devices industry, to the Board of Directors. He earned his MSME from the Massachusetts Institute of Technology, his BSME from Northeastern University and holds eight utility patents.

Sheldon L. Miller, Director. Sheldon L. Miller has been a litigator and expert counsel for more than forty years and in private practice for more than 30 years. Mr. Miller has operated the Law Office of Sheldon Miller, PC for the past 30 years. Mr. Miller was a member of the Board of Governors of the American Trial Lawyers Association from 1977 through 2009 (longest tenure in history). From 1979 through 1992, he was the President of the Mediation Tribunal Association in Wayne County (Detroit), Michigan. In 1971, he pioneered the concept of mediation and was the first mediator on behalf of the Plaintiff’s Bar in the State of Michigan. Mr. Miller was also the first to prosecute and articulate the concept of “comparative negligence” in the State of Michigan. Mr. Miller graduated from Wayne State University Law School in Detroit in 1961. Mr. Miller brings his considerable experience in legal risk analysis and responsibility to the Board of Directors.

Stanley J. Pappelbaum M.D., Director. Dr. Pappelbaum has been Managing Partner of Pappelbaum, Turner & Associates, a national healthcare consultancy company that advises hospital, medical group, health insurance, and governmental healthcare clients, since 2000. Dr. Pappelbaum joined Scripps hospital in 1996 as Chief Transformational Officer in charge of creating and implementing Scripps’ strategic vision of the future. In 1997, he was promoted to Executive Vice President and Chief Operating Officer and, in 1999, he was promoted to President and Chief Executive Officer when the hospital reached annual revenues of over $1 billion. From 1985 to 1995, he was the managing partner of Professional Health Consulting Group, a national company of physician executives that analyzed and managed change for complex not-for-profit healthcare systems clients throughout the United States. From 1969 to 1984, Dr. Pappelbaum taught and practiced Pediatric Cardiology at the University of California, San Diego and at San Diego Children’s Hospital, where he was Chief of Pediatric Cardiology from 1972 to 1978. Dr. Pappelbaum completed his undergraduate work at McGill University in Montreal and received his medical degree from the University of British Columbia Faculty of Medicine in Vancouver. He completed his residency in pediatric medicine at Montreal Children’s Hospital of McGill University and did graduate studies in cardiovascular physiology and a fellowship in pediatric cardiology at the University of California, Los Angeles. He also was awarded an Alfred P. Sloan Fellowship at the Massachusetts Institute of Technology, where he earned a Master's degree in management (health option). Dr. Pappelbaum brings his intimate knowledge of the healthcare industry and familiarity with recent changes in the healthcare environment to the Board of Directors.

Chester E. Sievert, Jr., Director. Mr. Sievert has been President of Advanced Photodynamic Technologies since January 2003. He previously worked at SpectraScience as a consultant in June 1996, and subsequently held various executive positions. Mr. Sievert served as Chairman of the Board of SpectraScience beginning in June 1999. He served as President from March 1998, and Chief Executive Officer from January 1999 until December 2001. He then became Executive Vice President of Technology and Chairman of the Board until September 2002. Prior to joining SpectraScience, Mr. Sievert was a founder and President of two medical product companies: ReTech, Inc., from 1980 to 1986, and FlexMedics Corporation, from 1986 to 1995. Both companies were sold to American Endoscopy, Inc. and Phillips Plastics Corporation, respectively. As a former Senior Research Health Scientist on staff at the University of Minnesota Medical School and the Veterans Administration Medical Center, Mr. Sievert has published more than 50 medical journal articles in the fields of gastroenterology, endoscopy and fiber optics. He has also been awarded eight United States and international patents. Mr. Sievert has a Bachelor of Science Degree in Comparative Physiology from the University of Minnesota. Mr. Sievert brings his significant experience in the application of light based and fluorescence technologies in the medical field to the Board of Directors, as well as his significant management experience and legacy understanding of the Company.

F. Duwaine Townsen, Director.  Mr. Townsen co-founded and has been the Managing Partner of EndPoint Late-Stage Fund of San Diego since 1999. This fund invests exclusively in late-stage life science companies. Mr. Townsen co-founded the Ventana Growth Funds in 1982 and served as the group’s Managing Partner directing investments in early and middle stage life-science, high-technology and telecommunications companies. Prior to this, Mr. Townsen was the CEO and Chairman of Kay Laboratories, Inc., a medical device company, where he led the company through a successful IPO in 1978 and subsequent sale to American Hospital Supply Corporation in 1981. Following his public accounting experience, Mr. Townsen became a founder and Chief Financial Officer of Oceanographic Engineering Corporation and guided the company to profitability and its sale to Dillingham Corporation in 1967.  Mr. Townsen serves as a director on the board of Sequal Technologies, a privately held high-technology company and has held numerous directorships at private and public companies, some of which included Agouron Pharmaceuticals, Inc., Brooktree Corporation, Cymer, Inc. and Maxim Pharmaceuticals, Inc.  Mr. Townsen began his career with Arthur Young & Co. after graduating from San Diego State University. Mr. Townsen brings his specific public accounting environment and public markets experience to the Board of Directors, as well as his deep expertise related to corporate governance and fiduciary responsibility issues.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of a plurality of the shares of capital stock present at the 2014 Annual Meeting, represented in person or by proxy, and entitled to vote on the matter is required to elect a nominee to the position of director. The six nominees receiving the greatest number of votes will be elected as directors.

THE BOARD HAS DETERMINED THAT EACH NOMINEE IS QUALIFIED TO SERVE AS A DIRECTOR AND RECOMMENDS A VOTE “FOR” THE ELECTION OF ITS NOMINEES FOR DIRECTORS.

PROPOSAL 2

AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 325,000,000 TO 750,000,000, CONSISTING OF AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 275,000,000 TO 700,000,000

On May 28, 2014, the Board of Directors voted to submit to the Company’s shareholders a proposal to amend the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000, consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000.

The text of the form of proposed amendment to the Amended and Restated Articles of Incorporation increasing the number of authorized shares of capital stock from 325,000,000 to 750,000,000, consisting of an increase in authorized shares of common stock from 275,000,000 to 700,000,000 is attached to this proxy statement as Appendix A. If the shareholders approve this proposal, the Company expects to file the amendment with the Minnesota Secretary of State as soon as practicable following such approval. Upon filing of the amendment with the Minnesota Secretary of State, Section 2.01 of our Amended and Restated Articles of Incorporation shall read:

“2.01) Numbers and Classes of Shares. This Corporation shall have the authority to issue an aggregate of 750,000,000 shares of capital stock, consisting of 700,000,000 shares of common stock, $.01 par value per share (the "Common Stock"), and 50,000,000 undesignated shares of capital stock, undesignated par value per share (the "Undesignated Stock"). The undesignated Stock may be issued in one or more series as determined from time to time by the Board of Directors. Any series authorized for issuance by the Board of Directors may be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors upon issuance of the shares of that series. The Board of Directors is hereby granted the express authority to fix by resolution any other designations, powers, preferences, rights (including voting rights), qualifications, limitations or restrictions with respect to any particular series created from the Undesignated Stock prior to issuance thereof.”

The Amended and Restated Articles of Incorporation currently authorize the Company to issue an aggregate of 325,000,000 shares of capital stock, consisting of 275,000,000 shares of common stock, $0.01 par value per share, and 50,000,000 undesignated shares of capital stock, undesignated par value per share. As of July 11, 2014, 167,953,254 shares of common stock are issued and outstanding, 3,085,000 shares of preferred stock are issued and outstanding and 46,915,000 undesignated shares are authorized but not issued and outstanding. In addition, approximately 105,719,936 shares of common stock have been reserved for issuance pursuant to common stock purchase warrants, 90,505,363 shares of common stock have been reserved for issuance upon the conversion of Convertible Debentures, 35,468,800 shares of common stock reserved under equity incentive arrangements, 801,111 shares of common stock reserved for issuance to a consultant instrumental in equity raises and 368,000 shares reserved for issuance as preferred stock dividends.  As a result, the Company has a deficit of approximately 78,901,464 shares of common stock that are not issued and outstanding but are committed for issuance. A portion of the deficit shares are ‘locked up’ contingent on an increase in the authorized shares of the Company. The Board desires to increase the number of authorized shares of capital stock to ensure it has the necessary capital stock to pursue equity financing that will enable the Company to continue operations, and provide the flexibility to promptly take advantage of any strategic opportunities, raise additional working capital, grant equity awards to officers, employees, directors, and consultants as may be desirable in the future, and evidence the Company’s commitment to growth. Because of the need for additional growth capital, without the authorization of additional authorized shares of common stock, it is unlikely that the Company will be able to continue to implement its commercialization plan, conduct near-term operations, or continue as a going concern.

The common stock to be authorized will have rights identical to our current common stock. Our shareholders have no preemptive rights with respect to the common stock. If this proposed amendment is adopted, the additional authorized shares will be available for issuance from time to time at the discretion of the Board without further action by the shareholders, except where shareholder approval is required by law, by regulatory authorities or to obtain favorable tax treatment for certain employee benefit plans.  Thus, additional shares of common stock might be issued at times and under circumstances that will have a dilutive effect on earnings per share and on the equity ownership of the present holders of our common stock.

An increase in the number of authorized shares of common stock could, under certain circumstances, be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the company with another company).   We are not proposing the increase in authorized shares in response to, and we have no knowledge of, any effort to accumulate our stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, we do not have any present plan or intention to issue any existing or additional authorized shares of our common stock as part of a merger transaction or acquisition.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of capital stock represented at the 2014 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to approve the amendment to the Amended and Restated Articles of Incorporation to increase the number of authorized shares of capital stock from 325,000,000 to 750,000,000.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK FROM 325,000,000 TO 750,000,000.

PROPOSAL 3 RADIFICATION OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

2011 EQUITY INCENTIVE PLAN

The Board of Directors adopted the Plan to encourage selected persons to accept or continue employment and to encourage selected employees, directors, consultants and advisers to improve operations and increase the profitability of the Company; and increase their interest in the welfare of the Company through participation in the growth in value of the Common Stock. Employees, directors, and consultants are eligible to receive awards under the Plan.

The maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Plan will be 50,000,000 subject to adjustments in the event of a stock split, stock distribution or other capital stock event, as described in the Plan.

As of the date of this Proxy Statement, stock options to exercise up to 43,155,000 shares of Common Stock had been granted under the Plan with exercise prices ranging from $0.02 to of $0.12 per share; stock options to exercise up to 7,405,000 shares of Common Stock with exercise prices ranging from $0.06 to $0.12 per share were exchanged to shares of Common Stock with an exercise price of $0.02 per share; and stock options were exercised for 931,200 shares of Common Stock at an exercise price of $0.02 per share. All of the stock options expire ten years from the date of grant. Currently, there is no plan to grant additional shares of Common Stock under the Plan; however, in the future, the Company intends to grant options to directors, officers, employees and consultants as additional incentives.

New Plan Benefits
2011 Equity Incentive Plan
Name and position	Dollar value	Number of
	($) (1)	units

Michael P. Oliver, CEO	$360,000	12,000,000
Executive Group	$135,000	4,500,000
Non-Executive Director Group	$143,064	4,768,800
Non-Executive Officer Employee Group	$400,500	14,200,000

(1) Based on the closing price on July 3, 2014, $0.05, less the exercise price

 The approximate number of people that may receive benefits from the Plan are as follows: Chief Executive Officer- 1, executive group- 1, non-executive director group- 6, and non-executive officer employee and consultant group- 20.

Administration

The Plan is administered by the Board of Directors of the Company or, at the discretion of the Board, a committee of the Board of Directors (the Board or the committee is hereafter referred to as the “Administrator”).

The Administrator has full and final authority to select the recipients of awards and to grant such awards. Subject to the provisions of the Plan, the Administrator has sole and absolute discretion in determining the terms and conditions of awards and the number of shares to be issued pursuant thereto, including the exercise price and conditioning the receipt or vesting of awards upon the achievement by the Company of specified performance criteria. Subject to limitations imposed by law, the Board of Directors may amend or terminate the Plan at any time and in any manner. However, no such amendment or termination may deprive the recipient of an award previously granted under the Plan or any rights thereunder without the consent of the recipient.

Terms of Awards

The Plan authorizes the Administrator to make awards of stock options, stock appreciation rights and shares of Common Stock subject to restrictions (restricted stock). Stock options granted under the Plan may be either incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) or options that are not intended to qualify as incentive stock options (referred to as “NQOs”). Each award will be evidenced by an agreement between the Company and the grantee which will contain the terms and conditions required by the Plan and such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate. However, all stock options granted under the Plan will have an exercise price and a base value not less than the fair market value of the Common Stock on the date of grant.

Awards of ISOs may be made only to employees of the Company. Awards of NQOs, stock appreciation rights and restricted stock may be made to directors of the Company and outside consultants and independent contractors, as well as to employees of the Company.

No award may be outstanding for more than ten years and an ISO issued to an employee who owns more than 10% of the voting stock of the Company may have a term of only five years and must have an exercise price of no less than 110% of the fair market value of the Common Stock on the date of grant.

Upon the occurrence of specified events, such as a dissolution, liquidation, merger, or sale of substantially all of the property and assets of the Company, an award under the Plan will terminate, subject to certain actions of the Administrator, within the Administrator’s discretion, to accelerate the vesting of benefits or provide for the assumption by the surviving corporation or the acquiring corporation of the award.

An award may permit the recipient to pay all or part of the purchase price of the shares (and/or to pay all or part of such employee’s tax withholding obligation with respect to such issuance) by (a) delivering previously owned shares of Common Stock, (b) reducing the amount of shares or other property otherwise issuable pursuant to the award or (c) delivering a promissory note, the terms and conditions of which will be determined by the Administrator (if permitted by the Sarbanes-Oxley Act of 2002) and by means of a “cashless exercise” under rules and regulations of the Securities Exchange Commission and the Federal Reserve Board. If an option permits the recipient to pay for the shares issuable pursuant thereto with shares issuable under the award, the recipient would be able to exercise the option in successive transactions, starting with a relatively small number of shares and, by a series of exercises using shares acquired from each such transaction to pay the purchase price of the shares acquired in the following transaction, to exercise an option for a large number of shares with no more investment than the original share or shares delivered.

Termination of the Plan

The Plan will terminate ten years after its adoption by the Board of Directors of the Company, except as to awards then outstanding, which awards will remain in effect until they have been exercised, the restrictions have lapsed or the awards have expired or been forfeited. The Board of Directors may also amend, modify, suspend or terminate the Plan from time to time although no such action can be taken without stockholder approval if required by applicable law.

Certain Federal Tax Consequences

The following is a brief summary of the principal federal income tax consequences of awards under the Plan based on applicable provisions of the Internal Revenue Code and regulations thereunder now in effect.

With regard to incentive stock options, no income is recognized by the recipient employee upon transfer to him of shares pursuant to his exercise of an incentive stock option. In order to avail himself of this tax benefit, the employee must make no disposition of the shares so received before he has held such shares for at least one year and at least two years have passed since he was granted the option. Assuming compliance with this and other applicable tax provisions, the employee will realize long-term capital gain or loss when he or she disposes of the shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If an eligible employee disposes of shares acquired by exercise of an incentive stock option before the expiration of the above-noted periods, the gain arising from such disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent the lesser of (a) the fair market value of the shares on the date the option was exercised, or (b) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of the fair market value on the date of exercise is treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

For purposes of the alternative minimum tax, the employee will recognize as an addition to his or her tax base, upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. If a disqualifying disposition is made in the year of exercise, income for purposes of the regular income tax will be recognized and the alternative minimum tax base will not be increased.

With regard to nonqualified stock options and stock appreciation rights, the holder realizes ordinary income at the time of the exercise of an option or SAR in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price. Such income is subject to payroll tax withholding if the holder is an employee. When a holder disposes of shares acquired upon the exercise of a nonqualified stock option, any amount received in excess of the fair market value of the shares on the date of exercise will be treated as long-term or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares. With regard to restricted stock, unless the recipient elects to recognize ordinary income at the time of receipt of an award, the recipient will not recognize taxable income upon the receipt of the award, but at the time the award vests will recognize ordinary income equal to the fair market value of the shares at the time of vesting.

Deduction to the Company. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient of an award is considered to have realized ordinary income in connection, assuming compliance with Section 162(m) of the Internal Revenue Code.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of capital stock represented at the 2014 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the 2011 Equity Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE 2011 EQUITY INCENTIVE PLAN.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF HJ ASSOCIATES & CONSULTANTS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM

The Company’s Audit Committee has selected HJ Associates & Consultants LLP as the Company’s independent registered public accountant for the year ending December 31, 2014 (“2014”). HJ Associates & Consultants LLP has been the Company’s independent registered public accountant since 2013. The firm has advised the Company that it has no relationship to the Company except that of independent public accountant.

A representative of HJ Associates & Consultants LLP is expected to be present at the 2014 Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions regarding audit of the financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee of the Board of Directors is responsible for pre-approving all audits and permitted non-audit services to be performed for us by our independent registered public accountant.

Our Audit Committee must pre-approve all audit services, engagement fees and terms, and all permitted non-audit engagements, subject to the de minimus exceptions permitted pursuant to the Securities Exchange Act of 1934. All audit-related fees were approved by our Audit Committee in fiscal 2013.

Independent Registered Public Accountant’s Fees

The firm of HJ Associates & Consultants LLP audited our consolidated financial statements for the year ended December 31, 2013.

The following table presents fees for professional services rendered by HJ Associates & Consultants LLP for the two most recent fiscal years.

	Fiscal Year 2013	Fiscal Year 2012
Audit fees(1)	$67,000	$—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Other	—	—
	$67,000	$—

(1)	Audit fees include fees billed and expected to be billed for the fiscal year ended December 31, 2013 and fees billed and expected to be billed for professional services rendered for the audit of our annual consolidated financial statements for such period, the review of our consolidated financial statements included in our reports on Form 10-Q, and accounting consultations necessary for the rendering of an opinion on our consolidated financial statements.

Required Vote and Board Recommendation

If a quorum is present, the affirmative vote of the shareholders holding a majority of the shares of capital stock represented at the 2014 Annual Meeting, whether in person or by proxy, and entitled to vote on the matter is required to ratify the selection of the independent public accountant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HJ ASSOCIATES & CONSULTANTS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FOR 2014.

OTHER INFORMATION

CORPORATE GOVERNANCE

Independence

Our Board of Directors has six members: Michael P. Oliver, Mark McWilliams, Sheldon L. Miller, Stan Pappelbaum, M.D., Chester E. Sievert, Jr. and F. Duwaine Townsen. The Board has determined that Mr. Oliver is not independent due to his receipt of payments from the Company as compensation for services provided as an executive officer of the Company. All remaining directors are “independent” within the definition provided by NASDAQ Rule 5605. Although we are not a listed issuer, the Board of Directors has voluntarily chosen to evaluate director independence based upon applicable NASDAQ rules.

During 2013, our Board of Directors met on 16 occasions. All of our directors attended at least 75% of the meetings of the Board of Directors and committees on which the director served. The Board of Directors encourages all directors to attend the Company’s annual meetings, but does not have a formal attendance policy. At our last annual meeting on July 13, 2012, three of our directors attended.

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating Committee.

The Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Audit Committee provides oversight of management with respect to enterprise-wide risk management, which focuses primarily on financial and accounting risks and legal and compliance risks, including oversight of internal controls over financial reporting. In addition, the Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The Compensation Committee also reviews compensation and benefits plans affecting employees in addition to those applicable to the executive officer. The Company has determined that it is not reasonably likely that compensation and benefit plans create risks that would have a material adverse effect on the Company. The full Board considers strategic risks and opportunities and regularly receives detailed reports from management and the committees, with respect to their areas of responsibility for risk oversight.

Board Leadership Structure

The Board of Directors is led by the Company’s Chairman of the Board, Mark McWilliams. The Chairman of the Board chairs all Board meetings (including executive sessions), approves Board agendas and schedules, and oversees Board materials. The Chairman of the Board also acts as liaison between the independent directors and management, is available to the Company’s outside corporate counsel to discuss and, as necessary, respond to shareholder communications to the Board, and calls meetings of the independent directors. The Company believes that having different people serving in the roles of chairman of the board and chief executive officer is an appropriate and effective organizational structure for our Company.

Code of Ethics

The Company has adopted a Code of Ethics (the “Code”), which is applicable to all directors, officers and employees of the Company. The Code requires strict adherence to all laws and regulations applicable to our business. The Code requires all persons to bring any violations and suspected violations of the Code to the Company’s attention by contacting the Audit Committee. The Code is posted to the Investors section of our website at www.spectrascience.com. We intend to include on our website, within the time period required by Form 8-K, any amendment to, or waiver from, a provision of our Code that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, and that relates to any element of the Code of Ethics definition enumerated in Item 406(b) of Regulation S-K.

Audit Committee

The principal functions of the Audit Committee are to evaluate and review the Company’s financial reporting process and systems of internal controls. The Audit Committee evaluates the independence of the Company’s independent auditor, appoints the Company’s independent auditor, approves fees to be paid to our independent auditor, and reviews the Company’s financial statements with management and the independent auditor. The Audit Committee has recommended to the Board of Directors the appointment of HJ Associates & Consultants LLP to serve as the Company’s independent auditor for 2014. The Audit Committee met four times in fiscal 2013.

The Audit Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. Under the charter, the Audit Committee’s composition must satisfy NASDAQ independence requirements. The members of the Company’s Audit Committee are Duwaine Townsen, Stan Pappelbaum, and Mark McWilliams, all of whom have been determined by the Board of Directors to be independent under the definition of “independence” provided by NASDAQ Rule 5605 and Rule 10A-3 of the Securities Exchange Act of 1934. The Board has determined that Mr. Townsen is an “audit committee financial expert” as defined by applicable SEC regulations.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed to be filed with the Securities and Exchange Commission (“SEC”) or incorporated by reference in any previous or future documents filed by the Company with the SEC under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements and expressing an opinion on the conformity of the audited financial statements to generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2013. The Audit Committee has discussed with HJ Associates & Consultants LLP, the Company’s independent auditor, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received and reviewed the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the audit committee concerning independence, and the Audit Committee discussed with HJ Associates & Consultants LLP their independence from management and the Company. The Audit Committee has considered whether the provision of services by HJ Associates & Consultants LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company’s Forms 10-Q are compatible with maintaining HJ Associates & Consultants LLP’s independence, and has determined that they are compatible and do not impact HJ Associates & Consultants LLP’s independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above should be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2013.

Audit Committee

Duwaine Townsen, Chairman

Stan Pappelbaum

Mark McWilliams

Compensation Committee

The members of the Compensation Committee are Duwaine Townsen (Chairman), Stan Pappelbaum and Mark McWilliams, all of whom meet the definition of “independence” provided by NASDAQ Rule 5605. The Compensation Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. The Compensation Committee did not meet one time in fiscal 2013.

The Board has authorized the Compensation Committee to review and advise management on a broad range of compensation policies for employees, although the Company’s executive officers are responsible for establishing specific terms of compensation for Company employees who are not subject to Section 16 of the Securities Exchange Act of 1934. The Compensation Committee develops and reviews specific terms of compensation for Section 16 officers, subject to approval by the Board of Directors. It is also responsible for recommending to the Board of Directors the base salaries, salary increases, equity awards and other benefits for the Company’s executive officers. The Board of Directors retains authority to set director compensation, although the Compensation Committee makes recommendations to the Board of Directors on director compensation. Additionally, the Compensation Committee administers the Company’s 2011 Equity Incentive Plan and grants stock options pursuant to such plan. Neither the Compensation Committee nor the Board of Directors engages compensation consultants to assist in determining or recommending the amount or form of compensation for executive officers or directors. The Compensation Committee may delegate its responsibilities to subcommittees to the extent permitted by applicable laws and regulations.

Nominating Committee

The members of the Nominating Committee are Duwaine Townsen (Chairman), Stan Pappelbaum and Mark McWilliams, all of whom meet the definition of “independence” provided by NASDAQ Rule 5605. The Nominating Committee operates under a written charter, which is available on the Investors-Corporate Governance section of our website at www.spectrascience.com. All six of the director nominees for the 2014 Annual Meeting were approved by the Nominating Committee comprised of independent directors. The Nominating Committee met once in fiscal 2013.

The principal purpose of the Nominating Committee is to identify and evaluate qualified individuals for membership on the Board of Directors. The Nominating Committee periodically considers the size, composition and needs of the Board of Directors in evaluating director candidates and recommends director nominees for election at each annual meeting of shareholders.

Selection of Director Nominees

In selecting nominees for directors, the Nominating Committee will consider all candidates submitted, including incumbent Board of Directors members, based upon the qualifications of the candidates, the business and financial experience of the candidates, the experience of the candidates serving on public company boards of directors, and other skill sets deemed appropriate by the Nominating Committee to enact the mission and business purposes of the Company.

In addition, diversity is a factor in evaluating director nominees. The Nominating Committee considers diversity of experience, skills, geographic representation and background as factors in the selection of new director nominees, with the goal of assembling a Board of Directors with complementary skill sets and viewpoints. The Nominating Committee and Board of Directors have not adopted a standalone diversity policy at this time. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

Currently, the Company does not engage any third parties to identify or evaluate potential nominees. The Nominating Committee will consider director candidates recommended by holders of the Company’s common stock on the same basis as any other candidate submitted for consideration as a nominee. No nominations for candidates were received from any holders of common stock for the 2014 Annual Meeting.

In order for a candidate to be considered for nomination by the Nominating Committee, a shareholder must submit to the attention of the Chief Executive Officer of the Company a written recommendation that contains the following information:

(1)	the full name and address of the shareholder submitting the recommendation;

(2)	the number of shares of common stock of the Company owned by the shareholder submitting the recommendation;

(3)	the full name and address of the director candidate;

(4)	the age of the director candidate;

(5)	a five-year business history of the director candidate;

(6)	the amount of common stock of the Company owned by the director candidate;

(7)	whether the director candidate can read and understand basic financial statements;

(8)	the director candidate’s other board memberships, if any;

(9)	any family relationships between the director candidate and any executive officer or current director of the Company;

(10)	any business transactions between the director candidate or the candidate’s business and the Company;

(11)	a written consent of the director candidate to be named in the Company’s proxy statement and to serve as a director if elected; and

(12)	a written consent of the shareholder submitting the recommendation to be named in the Company’s proxy statement.

Additionally, any holder of common stock nominating a candidate is encouraged to set forth any other qualifications which he or she believes the candidate has to serve as director of the Company and the reasons why the holder believes the candidate should be elected to the Board of Directors of the Company. The Nominating Committee may require the shareholder or nominee to furnish additional information to evaluate the nominee’s suitability. In the event a shareholder does not comply with the nomination process described in this Proxy Statement, the proposed nomination may be declared defective and disregarded.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Any holder of common stock wishing to communicate with the Board of Directors about any matter involving the business or operations of the Company should send the communication, in written form, to the Chief Financial Officer of the Company at the Company’s principal place of business at 11568-11 Sorrento Valley Road, San Diego, CA 92121. The Chief Financial Officer of the Company will promptly send the communication to each member of the Board of Directors.

PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of July 11, 2014 for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our directors and executive officers as a group.

The percentage ownership information shown in the table is based upon 167,953,254 shares of common stock outstanding as of July 11, 2014. None of the persons below beneficially own any shares of our preferred stock.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options that are either immediately exercisable or exercisable on or before that date that is 60 days after June 6, 2014. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address for each person or entity listed in the table is c/o SpectraScience, Inc., 11568-11 Sorrento Valley Road, San Diego, CA 92121.

Name of Beneficial Owner	Amount of Benefical	Percent of
	Ownership (1)	Ownership

Sheldon L. Miller (2)(10)	5,863,176	3.4%
Michael P. Oliver (3)(11)(10)	4,019,831	2.3%
Stanley Pappelbaum M.D. (4)(10)	1,020,793	*
Mark McWilliams (5)(10)	1,309,943	*
Chester E. Sievert (6)(10)	1,086,466	*
F. Duwaine Townsen (7)(10)	585,024	*
Lowell W. Giffhorn (8) (11)	1,500,000	*

All officers and directors as a group (9) (7 persons)	15,385,233	8.6%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3(a) of the Securities Exchange Act of 1934 and generally includes voting or investment power with respect to securities. Except as indicated by footnotes and subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by him or her.

(2)	Includes 570,793 shares which may be acquired upon exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014. Also includes warrants to purchase 1,558,078 shares of Common Stock.

(3)	Includes 3,970,831 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014.

(4)	Includes 970,793 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014.

(5)	Includes 53,824 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014. Also includes warrants to purchase 162,697 shares of Common Stock.

(6)	Includes 981,466 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014.

(7)	Includes 585,024 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014.

(8)	Includes 1,500,000 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014.

(9)	Includes 8,632,731 shares which may be acquired upon the exercise of options which are currently exercisable or which become exercisable within 60 days of June 6, 2014. Also includes warrants to purchase 1,720,775 shares of Common Stock.

(10)	Director

(11)	Executive Officer

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation awarded to, earned by or paid to the Company’s Chief Executive Officer and the most highly compensated executive officers other than the Chief Executive Officer, during the fiscal years ended December 31, 2013 and 2012. In this proxy statement, we refer to these executive officers collectively as our “named executive officers.”

Name and	Fiscal			Option	All Other
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Compensation ($)	Total ($)

Michael P. Oliver (1)	2013	$197,000	$—	$—	$—	$197,000
President, CEO and Director	2012	$225,000	$—	$211,779	$—	$436,779
	2011	$225,000	$25,000	$—	$—	$250,000

Jim Dorst (2)	2012	$175,000	$—	$82,027	$—	$257,027
Chief Financial and Chief	2011	$175,000	$—	$—	$—	$175,000
Operating Officer

(1)	Mr. Oliver was appointed President and CEO on November 29, 2010. In January 2014, we entered into an employment agreement with Mr. Oliver. Per the terms of the agreement, Mr. Oliver’s base salary is $225,000 per year until the company accumulates at least $2,000,000 of equity financing in one transaction or $3,000,000 in the aggregate at which time his base salary will be increased to $325,000 per year. He will be entitled to an annual bonus of up to 50% of his base salary based on performance criteria to be determined by the Board of Directors. He shall be entitled to 12 month’s severance pay if terminated for reasons other than cause, as defined in the agreement, and an additional 12 month’s severance if a change in control action, as defined in the agreement, takes place.

(2)	Mr. Dorst’s employment with the Company ended on June 30,2013.

(3)	The value of each option award is the grant date fair value as determined under FASB ASC Topic 718, Compensation – Stock Compensation, or ASC 718.

Pension Benefits. The Company does not have a pension benefit plan.

Nonqualified Deferred Compensation. There was no nonqualified deferred compensation in fiscal year 2013 to officers of the Company.

Outstanding Equity Awards at Fiscal Year End. The following table describes the outstanding stock option grants to executive officers and required additional individuals at fiscal year end. There are no Stock Awards issued or outstanding.

Name	Number	Number	Option	Option
	of	of	Exercise	Expiration
	Securities	Securities	Price	Date
	Underlying	Underlying	($)
	Unexercised	Unexercised
	Options	Options
	(#)	(#)
	Exercisable	Unexercisable

Michael P. Oliver (1)	2,475,000	825,000	$0.15	12/16/2020
President, CEO and	739,583	1,627,084	$0.12	9/18/2022
Director

(1)	Option vests over four years, with 25% vesting 12 months after the grant date and 1/36 of the remaining grant amount vesting each month thereafter for three years.

Compensation of Directors

The Company does not pay directors for Board of Directors’ meetings or committee meetings attended, but reimburses each such director for reasonable travel and out-of-pocket expenses for attendance at these meetings. Beginning in 2011, each sitting director annually in December is to be awarded a stock option to purchase 100,000 shares of common stock at an exercise price equal to market price on the date of grant. The stock option grant for 2013 was deferred to January 2014.

The options granted to employee and non-employee directors under the EIP expire ten years from the date of grant (subject to earlier termination in the event of death or termination), are not transferable (except by will or the laws of descent and distribution).

The following table shows the fair value of the compensation earned by each of our non-employee directors who received stock option grants during the year ended December 31, 2013:

DIRECTOR COMPENSATION

Name	Fees	Option	Total
	Earned	Awards	($)
	or	($)
	Paid In
	Cash
	($)

Mark McWilliams	$—	$12,229	$12,229
Sheldon L. Miller	$—	$14,173	$14,173
Stanley Pappelbaum, M.D.	$—	$20,584	$20,584
Chester E. Sievert	$—	$14,307	$14,307
F. Duwaine Townsen	$—	$—	$—

The option awards amount represent the value of the current year amortization of stock options issued in prior years.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information on the Company’s equity incentive plans as of December 31, 2013.

Number of securities
remaining available
	Number of securities		for issuance under
	to be issued upon	Weighted average	equity compensaton
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)

Equity compensation
plans approved by
security holders	—	$—	—

Equity compensation
plans not approved
by security holders	15,075,000	$0.14	—

Total	15,075,000	$0.14	—

(1)	Net of equity instruments forfeited, exercised or expired.

2011 Equity Incentive Plan

The Board adopted the 2011 SpectraScience, Inc. Equity Incentive Plan in February 2011 (the “EIP”). The EIP provides for the grant of ISOs, NSOs, restricted stock awards, restricted unit awards, stock appreciation rights and performance awards to full-time employees (who may also be directors), non-employee directors, consultants, advisors or providers of services. The exercise price of any ISO may not be less than the fair market value of the common stock on the date of grant and the term shall not exceed ten years. The amount reserved under the EIP is 50,000,000 shares of common stock with stock option grants for 34,818,800 common shares outstanding at June 6, 2014 and 15,181,200 shares of common stock available for future stock option grants.

In January 2014, the Company’s Board of Directors authorized the issuance of stock options exercisable into up to 35,550,000 shares of common stock at an exercise price of $0.02 per share to a group of employees, directors and consultants in exchange for the cancelation of stock options exercisable into up to 14,225,000 shares of common stock with average exercise prices of $0.14 per share held by the same group.

There was one option exercised for 931,200 shares during the three month period ended March 31, 2014.

2001 Amended Stock Option Plan

Our 2001 Amended Stock Option Plan (the “Option Plan”), which expired on January 30, 2011, provided for the grant of incentive stock options (“ISOs”) to our employees (who may also be directors) and nonqualified stock options (“NSOs”) to non-employee directors, consultants, customers, vendors or providers of significant services. The exercise price of any ISO may not have been less than the fair market value of the common stock on the date of grant and the term shall not exceed ten years. At June 6, 2014, we had option grants outstanding for 650,000 shares of common stock under the Plan, with no shares available for future issuance.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There have been no transactions since January 1, 2013 to which we have been a party in which the amount involved exceeded $23,718 (or 1% of the Company’s average total assets for the last two fiscal years) and in which any of our executive officers, directors or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders (“Insiders”) are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2013, all Section 16(a) filing requirements applicable to Insiders were complied with.

OTHER INFORMATION

Management knows of no other matters which may be brought before the 2014 Annual Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

ANNUAL REPORT AND FINANCIAL STATEMENTS

The Company’s Annual Report on Form 10-K, including the Company’s financial statements and the notes thereto for the year ended December 31, 2013, are available on the Company’s website at www.spectrascience.com.

We will provide a copy of the Form 10-K and/or the Exhibits to the 10-K upon written request and payment of specified fees. The written request for such Form 10-K and/or Exhibits should be directed to Lowell Giffhorn, Chief Financial Officer, at 11568-11 Sorrento Valley Road, San Diego, CA 92121. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of common stock in the Company on July 11, 2014. The 2013 Annual Report on Form 10-K complete with exhibits and the Proxy Statement are also available at no cost through the EDGAR database available from the SEC’s internet site (www.sec.gov).

SPECTRASCIENCE 11568 SORRENTO VALLEY ROAD #11 SAN DIEGO, CA 92121

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by SpectraScience, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in the future.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

 DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends a vote “FOR” ITEMS 1, 2, 3 and 4.

1. Vote on Directors Nominees	☐	☐	☐	__________________

01) Michael Oliver 02) Mark McWilliams. 03) Stanley Pappelbaum, MD	04) Chester E. Sievert, Jr. 05) Sheldon Miller 06) F. Duwaine Townsen

Vote on Proposal					For	Against	Abstain

2 Proposal to amend SpectraScience Inc.’s Articles of Incorporation to authorize the issuance of additional Common Stock and Undesignated Shares..					☐	☐	☐

3 Proposal to ratify the 2011 Equity Incentive Plan.					☐	☐	☐

4 Proposal to ratify the Company’s Independent Registered Public Accountant.					☐	☐	☐

5 In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made this proxy will be voted FOR Items 1, 2, 3 and 4. If any other matters properly come before the meeting or if cumulative voting is required the persons named in this proxy will vote in their discretion.

	Yes	No
Please indicate if you plan to attend the meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement & 10-K Wrap are available at www.proxyvote.com.

SPECTRASCIENCE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

AUGUST 21, 2014

The shareholder(s) hereby appoint(s) Michael Oliver and Lowell Giffhorn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot all of the shares of Common or Preferred Stock of SpectraScience, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM Central Time on August 21, 2014, at the law offices of Fredrikson & Byron, PA, located at 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4.

 PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Appendix A

AMENDMENT TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

SPECTRASCIENCE, INC.

SpectraScience, Inc., a corporation organized and existing under the laws of the State of Minnesota (the “Company”), hereby certifies as follows:

The members of the Board of Directors have adopted a resolution amending Section 2.01 of the Amended and Restated Articles of Incorporation of the Company, and the Shareholders of the Company have voted to approve such amendment, such that Section 2.01 of the Amended and Restated Articles of Incorporation now reads in its entirety as follows:

“2.01) Numbers and Classes of Shares. This Corporation shall have the authority to issue an aggregate of 750,000,000 shares of capital stock, consisting of 700,000,000 shares of common stock, $.01 par value per share (the “Common Stock”), and 50,000,000 undesignated shares of capital stock, undesignated par value per share (the “Undesignated Stock”). The undesignated Stock may be issued in one or more series as determined from time to time by the Board of Directors. Any series authorized for issuance by the Board of Directors may be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors upon issuance of the shares of that series. The Board of Directors is hereby granted the express authority to fix by resolution any other designations, powers, preferences, rights (including voting rights), qualifications, limitations or restrictions with respect to any particular series created from the Undesignated Stock prior to issuance thereof.”

This amendment has been approved pursuant to Minnesota Statutes, Chapter 302A. I certify that I am authorized to execute this amendment and I further certify that I understand that by signing this amendment, I am subject to the penalties of perjury as set forth in Section 609.48 as if I had signed this amendment under oath.

Dated: August __, 2014

SPECTRASCIENCE, INC.

/s/ Michael P. Oliver
Michael P. Oliver, President and Chief Executive Officer

 Appendix B

SPECTRASCIENCE, INC.

2011 EQUITY INCENTIVE PLAN

SECTION 1.

DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a) “Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

(b) “Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c) “Award” shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

(d) “Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(i) Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) There is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(d)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or

(iv) Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board).

For the avoidance of doubt, the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Internal Revenue Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(e) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(e), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

(f) The “Company” shall mean SpectraScience, Inc., a Minnesota corporation.

(g) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

(h) The “Internal Revenue Code” or “Code” is the Internal Revenue Code of 1986, as amended from time to time.

(i) “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

(j) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

(k) The “Participant” means (i) a key employee or officer of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9; (ii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10; (iii) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 11; (iv) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 12; or (v) a consultant or advisor to, or director, key employee or officer, of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 13.

(l) “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

(m) “Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan.

(n) “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

(o) “Performance Share” shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(p) “Performance Unit” shall mean any grant pursuant to Section 12 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(q) The “Plan” means the SpectraScience, Inc. 2011 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(r) “Restricted Stock Award” or “Restricted Stock Unit Award” shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 11 hereof.

(s) “Stock,” “Option Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 14).

(t) “Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.

(u) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company’s outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan; through the granting of “nonqualified stock options” pursuant to Section 10 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 11 of this Plan; through the granting of Performance Awards pursuant to Section 12 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 13 of this Plan. Grants of incentive stock options pursuant to Section 9 of this Plan shall be and are expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Incentive stock options may be granted prior to the date this Plan is approved by the shareholders of the Company; provided, however, that any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such twelve-month period. Grants of Awards other than incentive stock options are not conditioned on approval by the shareholders of the Company and may be made in the absence of such approval.

SECTION 3.

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the date of adoption by the Board of Directors; provided, however, that grants of incentive stock options are subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Affiliate to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor is a natural person, renders bona fide services to the Company or any Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Affiliate to whom Awards, including incentive stock options, shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

The Stock to be optioned under this Plan shall consist of authorized but unissued shares of Common Stock. The maximum aggregate number of shares of Stock reserved and available for Awards under the Plan shall be 5,000,000 shares of Stock. The following shares of Stock shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated prior to exercise, (iii) any portion of an Award that is terminated prior to the lapsing of the risks of forfeiture on such Award, (iv) shares of Stock used to pay the exercise price under any Award, (v) shares of Stock used to satisfy any tax withholding obligation attributable to any Award, whether such shares are withheld by the Company or tendered by the Participant, and (vi) shares of Stock covered by an Award to the extent the Award is settled in cash.

SECTION 7.

DURATION OF PLAN

Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Administrator.

SECTION 8.

PAYMENT

Participants may pay for shares upon exercise of Options granted pursuant to this Plan (i) in cash, or with a personal check or certified check, (ii) by the transfer from the Participant to the Company of previously acquired shares of Common Stock, (iii) through the withholding of shares of Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise, or (v) by a combination thereof. Any stock tendered as part of such payment shall be valued at such stock’s then Fair Market Value, or such other form of payment as may be authorized by the Administrator. In the event the Optionee elects to pay the exercise price in whole or in part with previously acquired shares of Common Stock or through a net share settlement, the Fair Market Value of the shares of Stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time, if any, as may be required by generally accepted accounting principles.

With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Code Section 424(a), or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the Option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

(b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. Except as permitted by Code Section 424(a), in no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

(d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the later of (i) the date the incentive stock option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f) Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock with respect to which Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate of the Company) shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Option is accelerated as permitted under the provisions of this Plan and such acceleration would result in a violation of the limit imposed by this Section 9(f), such acceleration shall be of full force and effect but the number of shares of Stock that exceed such limit shall be treated as having been granted pursuant to a nonqualified stock option; and provided, further, that the limits imposed by this Section 9(f) shall be applied to all outstanding Options (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate of the Company) in chronological order according to the dates of grant.

(g) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

(b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the Option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

(c) Transferability. A nonqualified stock option shall be transferable, in whole or in part, by the Participant by will or by the laws of descent and distribution. In addition, the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

(d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the nonqualified stock option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the “Restricted Stock Agreement” or “Restricted Stock Unit Agreement,” as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

(a) Number of Shares. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

(b) Risks of Forfeiture. The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

(c) Issuance of Shares; Rights as Shareholder.

(i) With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant’s name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(ii) With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the Restricted Stock Units. The Administrator may, in its sole discretion, pay Restricted Stock Units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award or Restricted Stock Unit Award. In the event the Participant is required under the Restricted Stock Agreement or Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Restricted Stock Award or Restricted Stock Unit Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock or restricted stock unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(f) Nontransferability. No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

(g) Other Provisions. The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b) Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii) one or more Performance Objectives established by the Administrator;

(iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv) the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

(c) Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f) Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written stock appreciation right agreement (the “Stock Appreciation Right Agreement”). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

(a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Right Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company’s Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares or to have shares withheld for this purpose shall be made on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

(e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f) Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.

RECAPITALIZATION, SALE, MERGER, EXCHANGE

OR LIQUIDATION

In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

(a) the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

(b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

(c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such Change of Control, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 14(c);

(d) that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such Change of Control, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such Change of Control; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such Change of Control, such shares having a value equal to the amount specified in this Section 14(d);

(e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such Change of Control and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control; and

(f) the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such Change of Control and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such Change of Control.

(g) the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such Change of Control.

The Board may restrict the rights of or the applicability of this Section 14 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15.

INVESTMENT PURPOSE

No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

(a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

(b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

(c) In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 16.

AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 14, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 14 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 17

NO OBLIGATION TO EXERCISE OPTION

The granting of an Option shall impose no obligation upon the Participant to exercise such Option. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.